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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 13, 2004


                          Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-8AR
                  Mortgage-Backed Certificates, Series 2004-8AR


                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  333-104283                  13-3291626
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
----------------------                                         ----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)   296-7000
                                                   --------------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):



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[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Section 8     Other Events
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Item 8.01.    Other Events.
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Filing of Collateral Term Sheets
--------------------------------

         Attached hereto as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on May 17, 1995 to the
PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2004-8AR, Mortgage-Backed Certificates, Series 2004-8AR (the "Certificates").

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

         The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

         Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         The Collateral Term Sheets are attached hereto as Exhibit 99.1.



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Section 9    Financial Statements and Exhibits
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Item 9.01    Financial Statements and Exhibits.
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Information and Exhibits.
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(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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         99.1      Collateral Term Sheets




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY CAPITAL I INC.




                                By: /s/ Steven Shapiro
                                   ----------------------------------------
                                   Name:  Steven Shapiro
                                   Title:  Executive Director



Dated:  September 15, 2004


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Exhibit Index
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Exhibit                          Description                          Page
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99.1                             Collateral Term Sheets                 6